EXHIBIT 10.1

                        CONSENT OF INDEPENDENT ACCOUNTANT






                        CONSENT OF INDEPENDENT ACCOUNTANT

To the Board of Directors
EMPS Corporation

I have issued my report dated June 16, 1999, accompanying the financial statements of EMPS Corporation included in the Registration Statement Form SB-1 and the related prospectus.

I consent to the use of my report, as stated above in the Registration Statement. I also consent to the use of my name in the statement with respect to me as appearing under the heading "Experts" in the Registration Statement.


By: /s/ David T. Thomson P.C.
-----------------------------------
David T. Thomson P.C.

Salt Lake City, Utah
June 29, 1999